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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Albertson's, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints John Sims, John Boyd and Colleen Batcheler, and each of them, as his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place and stead, to sign on his behalf as an officer or director of the Corporation, a Registration Statement or Registration Statements on Form S-8 pursuant to the Securities Act of 1933 concerning certain Common Shares, par value $1.00 per share, of the Company to be offered in connection with the Albertson's, Inc. 2004 Equity and Performance Incentive Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto such attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that such attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 27th day of July 2004.

                   Signature                                      Title
                   ---------                                      -----

            /s/ Larry R. Johnston                          Larry R. Johnston, Chairman
            ------------------------           of the Board, Chief Executive Officer and
                                               President


            /s/ Felicia D. Thornton                        Felicia D. Thornton,
            ------------------------           Executive Vice President and Chief
                                               Financial Officer

            /s/ A. Gary Ames                               A. Gary Ames, Director
            ------------------------


            /s/ Pamela G. Bailey                           Pamela G. Bailey, Director
            ------------------------


            /s/ Teresa Beck                                Teresa Beck, Director
            ------------------------


            /s/ Henry I. Bryant                            Henry I. Bryant, Director
            ------------------------


            /s/ Paul I. Corddry                            Paul I. Corddry, Director
            ------------------------


            /s/ Bonnie G. Hill                             Bonnie G. Hill, Director
            ------------------------


            /s/ Jon C. Madonna                             Jon C. Madonna, Director
            ------------------------


            /s/ Beth M. Pritchard                          Beth M. Pritchard, Director
            ------------------------


            /s/ Beatriz Rivera                             Beatriz Rivera, Director
            ------------------------